UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) July 19, 2012

American River Bankshares

(Exact name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-31525	68-0352144
(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA	95670
(Address of Principal Executive Offices)	(Zip Code)

(916) 851-0123

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d) (1) On July 19, 2012, the Registrant filed a Form 8-K with the Securities and Exchange Commission announcing that it had appointed Kim Box as a director. At that time, Ms. Box had not yet been assigned to any committee(s). Effective September 1, 2012, Ms. Box will be a member of the Loan Committee. This amendment lists the committee assignment in (d) (3) below.

(2) Not Applicable.

(3) Effective September 1, 2012, Ms. Box has been appointed to the Loan Committee.

(4) Not Applicable.

(5) Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
August 16, 2012	Mitchell A. Derenzo, Chief Financial Officer (Principal Accounting and Financial Officer)

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